ROBERTO JOAQUIM DE OLIVEIRA
TRADUTOR PÚBLICO
E INTÉRPRETE COMERCIAL
INGLÊS - ESPANHOL - FRANCÊS - ITALIANO - ROMENO
TRADUÇÃO OFICIAL
Rua Augusto F. Schmidt, 156 - 10º andar - Apto. 1002 - Bloco "B"
Ed. "Gov. Luís Viana Filho" - Chame-Chame - CEP 40140-530 - Salvador - BA

Matr. JUCEB FLS. 36/36 - Vº
C.C.M. 034442-32

C.P.F. Nº 614.481.258-04
R.G. 00.581.092-26

TRADUÇÃO Nº I-36236/06 LIVRO Nº 268 FOLHAS Nº 1

I, ROBERTO JOAQUIM DE OLIVEIRA, the undersigned Sworn translator, hereby certify that this is a true translation, from Portuguese into English, of the original document, the tenor of which is as follows:

[Arms of the Federative Republic of Brazil]
FEDERATIVE REPUBLIC OF BRAZIL
REGISTRATION SERVICE OF THE STATE OF RIO DE JANEIRO
2nd Registry of Deeds of the City of Rio de Janeiro
Av. Nilo Peçanha, 26 – 5th floor – Rio de Janeiro – RJ
CERTIFICATE OF PERFORMED ACT

[There appear two initials]

WARNING

This certificate is part of the document identified herein, replacing the stamp mentioned in Article no. 211 of Federal Law no. 6.015/73. It is intended to certify the practice of the act described below. The proof of real property, as well as the existence of encumbrance, liens and race-notice recording is made by a specific certificate.

EMOLUMENTS

Race-Notice Recording No.: 376354
Notary Office: [illegible]
Law no 3217/99.: 187,57
Law no. 390/92: 15,20
Total: 1,140,63

REAL ESTATE: Largo de São Francisco de Paula no. 42, Group of rooms 801.

Document: Deed registered with the 3rd Notary Office of this City, book 3396, page 065, of April 17, 2006 (purchase and sale and chattel mortgage).

I HERE CERTIFICATE that the document described above, recorded as a race notice under no. 376.554, on 04.25.2006, caused, on this date, the performance of the following acts:

R-8 and R-9 of registration no. 35.338.

REMARKS:

Transfer form regarding building/land tax n. 405232

Rio de Janeiro, May 8, 2006.

[There appears a signature]

[There appears a stamp of the 2nd Registry of Deeds – City of Rio de Janeiro – Av. Nilo Peçanha, 26/5th floor – Cicerina de Souza Magalhães – 2nd Alternate Clerk – Registration no. 06/3141]

[There appear two inspection seals of the General Magistracy of Justice of Rio de Janeiro under numbers RHZ85259 and RHZ85260, respectively, both of the stamped with round stamps of the 2nd Registry of Deeds – RJ]

GENERAL REGISTRY

Registration: **35338** Card: 01

Proceeding no. 376.554 – Evandro

[Arms of the State of Rio de Janeiro]

State of Rio de Janeiro

Judicial Branch – District Court of the Capital

Registry of Deeds – 2nd Registry

Certificate no. 9391

REAL ESTATE: Group of rooms 801 of the building located at Largo de São Francisco de Paula no. 42, entitled to 8 parking lots at the garage, indistinctively located and its corresponding ideal fraction of 860/10,000 of the respective plot of land, which measures: 23.48 m facing Largo de São Francisco de Paula; on its back part, from right to left, 7.09m, plus 0.38m deepening the plot of land, plus 6.61m enlarging the plot of land, plus 0.97m deepening the plot of land, plus 9.78m enlarging the plot of land; 42.62 m to the right and 43.97m to the left. The plot of land described herein is affected at its front part by a gallery way public easement of 6.00m width, determined by PAA. 4.368. It should be observed that the plot of land described above is affected by a depth limit of 20.00m width and by a limit of stores (collective area) of 26.00m depth, and the PAL described above does not include a retreat and investiture area. It borders on its front portion with Largo de São Francisco de Paula, on its back, partially, with building no. 19 of Rua dos Andradas, owned by Eliana Maria Machado Campos and partially with building no. 18 of Rua da Conceição, owned by Alberto Magalhães Machado, on its right back portion with building no. 2 of Rua Luiz de Camões, owned by Antonio José da Silva Rabelo, and by the left portion with building no. 34/36 of Largo de São Francisco de Paula, owned by Francisco Martins. The real estate is registered with FRE under numbers 410.413, 410.412, 404.922 and 404.919 (MP) CL 6263. OWNER: Comércio Importação e Exportação 3 Irmãos Ltda., with registered office in this City at Rua da Quitanda, no. 52 – 17th floor, Brazilian Registry of Legal Entities (CGC) under no. 34149.906/0001-94. ACQUISITIVE TITLE-DEED: Act R-7 of registration no. 29.887, on this date. Rio de Janeiro, December 10, 1980. [There appear the signature and the stamp of Shirlly E. X. Lopes – Authorized Clerk –Registration 1.633.538]

Rua Augusto F. Schmidt, 156 - 10º andar - Apto. 1002 - Bloco "B"
Ed. "Gov. Luís Viana Filho" - Chame-Chame - CEP 40140-530 - Salvador - BA

Matr. JUCEB FLS. 36/36 - Vº
C.C.M. 034442-32

C.P.F. Nº 614.481.258-04
R.G. 00.581.092-26

Av-1 – 35.338 – GALLERY WAY PERPETUAL EASEMENT: The real estate is encumbered by a gallery way perpetual easement, according to acts R-4, R-4 and R-5 of registrations 15.805, 15.801 and 15.804, respectively. Rio de Janeiro, December 10, 1980.

[There appear the signature and the stamp of Shirlly E. X. Lopes – Authorized Clerk –Registration 1.633.538]

CONTINUES IN THE REVERSE

[There appear the initials of a person on the bottom left corner of the page]

[There appears an initialed stamp of the 2nd Registry of Deeds – City of Rio de Janeiro – Av. Nilo Peçanha, 26/5th floor – Cicerina de Souza Magalhães – 2nd Alternate Clerk – Registration no. 06/3141]

[REVERSE]

GENERAL REGISTRY

Registration: **35338** Card: 01 (reverse)

AV-2 – 35.338 – CONSIGNATION: This registration was opened in view of the discrimination made in act AV-5 of registration no. 29.887. Rio de Janeiro, December 10, 1980.

[There appear the signature and the stamp of Shirlly E. X. Lopes – Authorized Clerk –Registration 1.633.538]

R –3 – 35.338 – TITLE-DEED: Purchase and Sale. Title-Deed Form. Deed with the 20th Notary Office of this City, book no. 2.039, page 25, of 01.14.81, docked in this notary office under no. 78.635. Amount: Cr$ 45,025,000.00. TRANSFER: Form no. 24-95353, on 12.30.80. TRANSFEROR: Comércio, Importação e Exportação 3 Irmãos Ltda., already qualified in this registration. ACQUIRER: Associação de Previdência dos Empregados do Banco Nacional da Habitação – PREVHAB, with registered office in this City at Avenida República do Chile no. 230 – 14th floor, Brazilian Registry of Legal Entities (CGC) under no. 42.174.361/0001-77. Rio de Janeiro, January 16, 1981.

[There appear the signature and the stamp of Fernando B. Falcão – Authorized Officer –Registration 006/1530]

Av-4- 35.338. AMENDMENT OF REGISTRATION: Under the terms of the deed mentioned in act R-3, the registration is hereby amended in order to make sure that the real estate is nowadays registered with FRE under no. 1.494.344 – CL 6.263, Rio de Janeiro, January 16, 1981.

[There appear the signature and the stamp of Fernando B. Falcão – Authorized Officer –Registration 006/1530]

Av-5-35.338 – CONVENTION: Under the terms of the deed registered with the 20th Notary Office of this City, book 2040, page 7, of 11.28.80, re-

ratified by another one of the same notary office, book 2336, page 076, of 07.03.85, docketed in this notary office under no. 141.701, it is hereby registered that the administration convention of the building to which this real estate is a part was registered in ancillary card no. 03/01665. Rio de Janeiro, July 12, 1985.
[There appear the signature and the stamp of Shirlly E. X. Lopes – Authorized Clerk –Registration 1.633.538]

CONTINUES ON CARD No. 02

GENERAL REGISTRY
Registration: **35338** Card: **02**
[Arms of the Federative Republic of Brazil]
FEDERATIVE REPUBLIC OF BRAZIL
REGISTRATION SERVICE OF THE STATE OF RIO DE JANEIRO
2nd Registry of Deeds of the City of Rio de Janeiro
Av. Nilo Peçanha, 26 – 5th floor – Rio de Janeiro – RJ

AV-6-35.338 – RECTIFICATION TO ACT R-3: Under the terms of application of 04.10.2003, with grounds on the Identification Card of Legal Entities, of the Ministry of Finance, docket under no. 343.773, on 04.10.2003, it is hereby rectified in said act the number of the Brazilian Registry of Legal Entities (CNPJ) of acquirer Associação de Previdência dos Empregados do BNH-PREVHAB to **42.174.631/0001-77**. Rio de Janeiro, April 22, 2003.
[There appear the stamp and the signature of Cicerina de Souza Magalhães – 2nd Alternate Clerk – Registration no. 06/3141]

AV-7-35.338. **CHANGE OF CORPORATE NAME**: Under the terms of the application of 04.20.2006, with grounds on the Statutes of 10.03.2005, registered with the Civil Registry of Legal Entities of this City, under no. 200512191536162, on 12.30.2005, by Ordinance no. 295 of 12.14.2005 published in the Federal Official Gazette of 12.16.2005 and by the Minutes of the 15th Special Meeting of the Board of Directors of PREVHAB, held on 12.16.2005, docked under no. 376.556, on 04.25.2006, it is hereby registered that ASSOCIAÇÃO DE PREVIDÊNCIA DOS EMPREGADOS DO BANCO NACIONAL DA HABITAÇÃO – PREVHAB changed its corporate name to PREVHAB PREVIDÊNCIA COMPLEMENTAR. Rio de Janeiro, 05/08/2006.
[There appear the stamp and the signature of Cicerina de Souza Magalhães – 2nd Alternate Clerk – Registration no. 06/3141]

R-8-35.338 – TITLE-DEED: Purchase and Sale. Title-Deed Form: Deed registered with the 3rd Notary Office of this City, book 3396, page 065, of

04.17.2006, docketed under no. 376.554, on 04.25.2006. **AMOUNT**: R$450,000.00. **TRANSFER**: Form no. 1090543, on 03.16.2006. **TRANSFEROR:** PREVHAB PREVIDÊNCIA COMPLEMENTAR, with registered office in this city, at Avenida Presidente Wilson no. 164, 8th floor, Brazilian Registry of Legal Entities (CNPJ) no. 42.174.631/0001-77. ACQUIRER: ATN CAPITAL PARTICIPAÇÕES LTDA., with registered office in this City, at Avenida Rio xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

CONTINUES IN THE REVERSE

[There appears an initialed stamp of the 2nd Registry of Deeds – City of Rio de Janeiro – Av. Nilo Peçanha, 26/5th floor – Cicerina de Souza Magalhães – 2nd Alternate Clerk – Registration no. 06/3141.]

GENERAL REGISTRY

Registration: **35338** Card: **02** (reverse)

Branco no. 177, 7th and 8th floors, Brazilian Registry of Legal Entities (CNPJ) no. 31.648.272/0001-26. Rio de Janeiro, 05/08/2006.

[There appear the stamp and the signature of Cicerina de Souza Magalhães – 2nd Alternate Clerk – Registration no. 06/3141]

R-9-35.338 – **CHATTEL MORTGAGE AS COLLATERAL**: Under the terms of the document mentioned in the previous act, the acquirer, in the capacity of fiduciary agent, disposed of the real estate in chattel mortgage to PREVHAB PREVIDÊNCIA COMPLEMENTAR, already qualified in act R-8, as a collateral for the loan in the amount of R$427.500,00, adjustable according to the cases and conditions set forth in the title-deed, and that it shall be paid through 03 monthly installments, each one in the amount of R$ 22.500.00, with maturity dates for 30 days, 60 days and 90 days, counted from 04.17.2006, the remaining amount of R$ 360,000.00 into 08 annual and successive installments in the amount of R$ 72,469.02 each, and the first one shall be due on 04.17.2007, and the other ones the same day of the subsequent years, at the interest rate of 12% per year, all as set forth in article 22 of Law no. 9514/97, and the amount of R$450,000.00 shall be attributed to the real estate for the purposes of article 24, item VI. For the purposes of the provisions set forth in paragraph 2, Article 26, of Law no. 9.514/97, the grace period is 60 days, counted from the maturity date of the unpaid due obligation.

Rio de Janeiro, 05/08/2006.

[There appear the stamp and the signature of Cicerina de Souza Magalhães – 2nd Alternate Clerk – Registration no. 06/3141]

[There appears a stamp with the following text: "State of Rio de Janeiro, the 2nd Registry of Deeds - Av. Nilo Peçanha, 26/5th floor – CERTIFICATE – I

ROBERTO JOAQUIM DE OLIVEIRA

TRADUTOR PÚBLICO

E INTÉRPRETE COMERCIAL

INGLÊS - ESPANHOL - FRANCÊS - ITALIANO - ROMENO

TRADUÇÃO OFICIAL

Rua Augusto F. Schmidt, 156 - 10º andar - Apto. 1002 - Bloco "B"
Ed. "Gov. Luis Viana Filho" - Chame-Chame - CEP 40140-530 - Salvador - BA

Matr. JUCEB FLS. 36/36 - Vº
C.C.M. 034442-32

C.P.F. Nº 614.481.258-04
R.G. 00.581.092-26

hereby certify that this copy is an authentic reproduction of its relative registration, being in compliance with the provision set forth in article 19, paragraph 1 of law no. 6.015/73, and it mentions all encumbrances that may be applicable to the real estate. Rio de Janeiro, May 8, 2006." (signed)] [There appears an initialed stamp of the 2nd Registry of Deeds – City of Rio de Janeiro – Av. Nilo Peçanha, 26/5th floor – Cicerina de Souza Magalhães – 2nd Alternate Clerk – Registration no. 06/3141, as well as a stamp of the General Magistracy of Justice of Rio de Janeiro under no. UIM34773]

Salvador, BA, November 21, 2006.
IN WITNESS WHEREOF, I have set hereunto my hand and seal.

ROBERTO JOAQUIM DE OLIVEIRA
Tradutor Público

1o OFICIO DE NOTAS - TABELIAO: JOSE DE BRITTO FREIRE FILHO
Avenida Rio Branco, 120 - SL 20, Centro - RJ - Telefax:(21)2509-3006
Reconheco por semelhanca a(s) firma(s) de:
(ITA17691) ROBERTO JOAQUIM DE OLIVEIRA
Rio de Janeiro, 21/11/2006
Em Testemunho ________ da verdade. Conf.
Rodrigo Nascimento dus Santos
Emol.:R$3,24 Lei 3217/99:R$0,64 Lei 4664/05:R$0,

1º OFÍCIO DE NOTAS - RJ
Luiz Henrique Santana de Jesus
RECONHECIMENTO DE FIRMA
1 ATO ACU
ITA17691